UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009 (June 26, 2009)

Nyer Medical Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-20175

Florida	01-0469607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13 Water Street, Holliston, MA 01746
 (Address of principal executive offices, including zip code)

(508) 429-8506
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 26, 2009, ADCO Surgical Supply, Inc. (ADCO) (a wholly-owned subsidiary of Nyer Medical Group, Inc. (Nyer)) entered into a Contract and Sale of Real Estate (Sale Agreement) with GH Doane Inc. (Doane) pursuant to which ADCO agreed to sell, and Doane agreed to purchase, the property located at 1292 Hammond Street, Bangor, Maine for a purchase price of $900,000.  The closing of the sale is subject to closing conditions, including an environmental assessment of the property and obtaining of financing by Doane.  In addition, ADCO must obtain the consent of the lender that has a security interest in the property.  The Sale Agreement is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit
Number	Exhibit Description

10.1	Contract for Sale of Real Estate dated June 26, 2009 by and between ADCO Surgical Supply, Inc. and GH Doane Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nyer Medical Group, Inc.

Date: June 30, 2009	By: /s/ Mark A. Dumouchel
Mark A. Dumouchel
President and Chief Executive Officer